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                                                                Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of The Titan
Corporation on Form S-4 of our report on the consolidated financial statements of DBA Systems, Inc., dated August 20, 1997, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Orlando, Florida
February 5, 1998